Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,777,324.32
Previously Paid Amount	0.00
Total Fee Amount	1,488.35
Total Offset Amount	0.00
Net Fee	$ 1,488.35